                                                                   EXHIBIT 10.20

                                                                  EXECUTION COPY
================================================================================









                           LOAN AND PLEDGE AGREEMENT

                                    between

                             RASTER GRAPHICS, INC.
                                (the "Borrower")


                                      and


                           GRETAG IMAGING GROUP, INC.
                                 (the "Lender")



                          Dated as of October 6, 1998






================================================================================

                               TABLE OF CONTENTS

SECTION 1.    DEFINITIONS..............................................   1
        1.1.  Defined Terms............................................   1

SECTION 2.    AMOUNT AND TERMS OF LOAN; CLOSING........................   4
        2.1.  Loan.....................................................   4
        2.2.  Closing..................................................   4

SECTION 3.    PAYMENT OF LOAN; INTEREST;TRANSFER.......................   6
        3.1.  Repayment of the Loans...................................   6
        3.2.  Interest.................................................   6
        3.3.  Terms of Payment.........................................   6
        3.4.  Computation of Interest and Fees.........................   7
        3.5.  Indemnity................................................   7
        3.6.  Optional Prepayment......................................   7
        3.7.  Termination of Committed Amount..........................   7

SECTION 4.    PLEDGE OF COLLATERAL.....................................   7
        4.1.  Pledge of Collateral.....................................   7
        4.2.  Delivery of Collateral...................................   8
        4.3.  Further Assurances.......................................   8
        4.4.  Voting Rights; Dividends, etc............................   8
        4.5.  Covenants of the Borrower................................   8

SECTION 5.    REPRESENTATIONS AND WARRANTIES OF THE
                BORROWER...............................................   9
        5.1.  Corporate Status and Licensing...........................   9
        5.2.  Corporate Power and Authority; Enforceable Obligations...   9
        5.3.  Compliance with Law and Other Instruments................   9
        5.4.  Litigation...............................................  10
        5.5.  Consents.................................................  10
        5.6.  Financial Information....................................  10
        5.7.  Taxes, Assessments and Fees..............................  10
        5.8.  Capitalization...........................................  10
        5.9.  Accuracy of Information..................................  11
        5.10. Absence of Default.......................................  11
        5.11. Obligations Pari Passu...................................  11
        5.12. Withholding Tax..........................................  11

        5.13. Title to Properties......................................  11
        5.14. Material Adverse Change..................................  11
        5.15. Title to Collateral; First Priority Lien.................  11
        5.16. Authorized Stock.........................................  11

SECTION 6.    CONDITIONS PRECEDENT.....................................  12
        6.1.  Borrower Approval........................................  12
        6.2.  Documentation............................................  12
        6.3.  Changes, Etc.............................................  12
        6.4.  Corporate Proceedings of the Borrower....................  12
        6.5.  Borrower Incumbency Certificate..........................  13
        6.6.  Representations and Warranties...........................  13
        6.7.  Performance; No Default..................................  13
        6.8.  Governmental Approvals...................................  13
        6.9.  Legal Opinions...........................................  13
        6.10. Compliance Certificate...................................  13
        6.11. Security Arrangements....................................  13
        6.12. Option Agreement.........................................  13
        6.13. Additional Matters.......................................  13

SECTION 7.    COVENANTS................................................  14
        7.1.  Senior Obligations.......................................  14
        7.2.  Limitation of Liens......................................  14
        7.3.  Use of Proceeds..........................................  14
        7.4.  Constitutive Documents; Preservation of Existence, Etc.;
              Conduct of Business......................................  14
        7.5.  Compliance with Applicable Law...........................  15
        7.6.  Notices..................................................  15
        7.7.  Further Assurances.......................................  15
        7.8.  Sale; Merger.............................................  15
        7.9.  Appointment as Attorney-in-Fact..........................  15
        7.10. Maintenance of Shares....................................  16

SECTION 8.    EVENTS OF DEFAULT........................................   16
        8.1.  Events of Default........................................   16
        8.2.  Remedies on Default, Etc.................................   17
        8.3.  Exercise of Remedies.....................................   19

SECTION 9.    TAXES....................................................   19
        9.1.  Excluded Taxes...........................................   19
        9.2.  Additional Amounts; Indemnified Taxes....................   19

         9.3. Other Taxes..............................................   20

SECTION 10.   STOCK OPTION.............................................   20
        10.1. Grant of Stock Option....................................   20
        10.2. Exercise of Stock Option.................................   21
        10.3. Stock Option Closing.....................................   21

SECTION 11.    MISCELLANEOUS...........................................   22
        11.1.  Amendments and Waivers..................................   22
        11.2.  Notices.................................................   22
        11.3.  No Waiver; Cumulative Remedies..........................   23
        11.4.  Survival of Representations and Warranties..............   23
        11.5.  Payment of Expenses and Taxes...........................   23
        11.6.  Successors and Assigns; Assignments.....................   24
        11.7.  Severability............................................   24
        11.8.  Integration.............................................   24
        11.9.  CONSENT TO JURISDICTION.................................   24
        11.10. Right to Set-Off........................................   24
        11.11. Payments................................................   25
        11.12. No Partnership; Etc.....................................   25
        11.13. Enforcement of Agreement................................   25
        11.14. GOVERNING LAW...........................................   25
        11.15. WAIVERS OF JURY TRIAL...................................   26
        11.16. Counterparts............................................   26

EXHIBIT A   Form of Promissory Note

EXHIBIT B   Initial Note

                           LOAN AND PLEDGE AGREEMENT


                                                                 October 6, 1998


Gretag Imaging Group, Inc.
c/o Gretag Imaging, Inc.
2070 Westover Road
Chicopee, MA 01022

Dear Sirs:

      Raster Graphics, Inc. (the "Borrower"), a Delaware corporation, agrees
                                  --------
with Gretag Imaging Group, Inc. (together with its successors and permitted assigns, the "Lender"), a company organized under the laws of Delaware, as
              ------
follows:


                            SECTION 1.  DEFINITIONS

       1.1  Defined Terms.  As used in this Agreement, the following terms shall
            -------------
have the following meanings:

      "Agreement":  this Loan and Pledge Agreement, as amended, supplemented or
       ---------
otherwise modified from time to time.

      "Applicable Law":  as to any Person, the Certificate of Incorporation and
       --------------
By-Laws or other constituent documents, organizational, or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding such Person or any of its property or to which such Person or any of its property is subject.

      "Borrower":  as defined in the preamble hereto.
       --------

      "Borrower Common Stock":  as defined in subsection 10.1(a).
       ---------------------

      "Borrower Obligations":  the collective reference to the unpaid principal
       --------------------
of and interest on the Loans and all other obligations and liabilities of the Borrower to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise out of, or in connection with, the Loan Agreement, and which shall include the unpaid principal of and any accrued interest on the Initial Note and all such obligations and liabilities of the Borrower arising out of the Initial Note.

      "Business Day":  a day other than a Saturday, Sunday or other day on which
       ------------
commercial banks in New York, New York, or Zurich, Switzerland, are authorized or required by law to close.

      "Closing Amount":  as defined in subsection 2.2(a).
       --------------

      "Closing Date":  as defined in subsection 2.2(a).
       ------------

      "Closing Notice":  as defined in subsection 2.2(a).
       --------------

      "Collateral":  as defined in subsection 4.1.
       ----------

      "Committed Amount":  U.S. Dollars 5,000,000.
       ----------------

      "Default":  any of the events specified in section 8, whether or not any
       -------
requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

      "Event of Default":  any of the events specified in section 8, provided
       ----------------
that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

      "Excluded Taxes":  as defined in subsection 9.1.
       --------------

      "Financial Statements":  as defined in subsection 5.6.
       --------------------

      "Governmental Authority":  any nation or governmental entity, any state or
       ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

      "Indemnified Liabilities":  as defined in subsection 11.5.
       -----------------------

      "Indemnified Taxes":  as defined in subsection 9.2(d).
       -----------------

      "Initial Note":  as defined in subsection 2.2(c).
       ------------

      "Inkjet Option":  as defined in the Option Agreement.
       -------------

      "Lender":  as defined in the preamble hereto.
       ------

      "Lien":  as to any Person as at any date, any mortgage, lien, pledge,
       ----
adverse claim, charge, security interest or other encumbrance existing on such date in or on, or any interest or title existing on such date of any vendor, lessor, lender or other secured party to or of, such Person under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset of such Person, or the signing or filing of any financing statement which names such Person as debtor, or the signing of any then effective security agreement authorizing any other party as the secured party thereunder to file any financing statement.

      "Loan":  any loan made by the Lender to the Borrower hereunder on a
       ----
Closing Date.

      "Merger":  as defined in the Merger Agreement.
       ------

      "Merger Agreement":  as defined in subsection 3.1.
       ----------------

      "Option Agreement":  as defined in subsection 4.5.
       ----------------

      "O-Sub":  as defined in subsection 4.1.
       -----

      "O-Sub Shares":  as defined in subsection 4.1.
       ------------

      "Other Taxes":  as defined in subsection 9.3.
       -----------

      "Outstanding Note Obligations":  as defined in subsection 10.1(d).
       ----------------------------

      "Pending Reports":  as defined in the Merger Agreement.
       ---------------

      "Person":  any individual, Borrower, corporation, firm, partnership, joint
       ------
venture, limited liability company, association, organization, state or agency of a state or other entity, whether or not having a separate legal personality.

      "Promissory Note":  as defined in subsection 2.2(b).
       ---------------

      "Settlement":  as defined in the Merger Agreement.
       ----------

      "Settlement Deposit":  as defined in subsection 2.2(a).
       ------------------

      "Stock Option":  as defined in subsection 10.1(a).
       ------------

      "Stock Option Closing":  as defined in subsection 10.3(a).
       --------------------

      "Stock Option Closing Date":  as defined in subsection 10.3(a).
       -------------------------

      "Stock Option Consideration":  as defined in subsection 10.1(b).
       --------------------------

      "Stock Option Notice Date":  as defined in subsection 10.2.
       ------------------------

      "Stock Option Shares":  as defined in subsection 10.1(a).
       -------------------

      "Subsidiary":  at any particular time, any Person whose affairs and
       ----------
policies the Borrower controls or has the power to control, whether by ownership of share capital, contract, the power to appoint or remove members of the governing body of that Person or otherwise, except that the Company's French subsidiary shall be excluded from this definition.

      "Subsidiary Stock Option":  as defined in the Option Agreement.
       -----------------------

      "SVB Facility":  as defined in subsection 2.2(a).
       ------------

      "Total Obligations":  as defined in subsection 2.2(a).
       -----------------

      "U.S. Dollars":  the freely transferable lawful currency of the United
       ------------
States.


                 SECTION 2.  AMOUNT AND TERMS OF LOAN; CLOSING

       2.1  Loan.  The Borrower shall borrow from the Lender and, subject to the
            ----
terms and conditions hereof, the Lender shall lend to the Borrower, an amount up to the sum of the Committed Amount; provided that immediately following the loan
                                    --------
of any Closing Amount on the related Closing Date, the sum of the aggregate amount of all Closing Amounts and any outstanding accrued interest thereon shall not exceed the Committed Amount.

       2.2  Closing.  (a)  On each of the dates (collectively referred to as the
            -------
"Closing Dates") specified by the Borrower by irrevocable notice to the Lender
 -------------
(each, a "Closing Notice"), the Borrower shall borrow from the Lender the
          --------------
principal amount (each, a "Closing Amount") specified in the Closing Notice
                           --------------
relating to such Closing Date, and the Lender shall lend the Closing Amount to the Borrower; provided (i) the date of execution of this Agreement shall be a
              --------  -
Closing Date on which the Borrower shall borrow from the Lender the principal amount of $500,000; (ii) except as expressly provided in this Section 2.2(a),
                     --
each of the Closing Amounts shall be in the amount of not more than $500,000;

(iii) the sum of the aggregate amount of all the Closing Amounts (including the
----
principal amount of $500,000 loaned under the Initial Note) and any outstanding accrued interest thereon as of any Closing Date (collectively, the "Total Obligations" from time
                                                   -----------------
to time), shall not exceed the Committed Amount, and the sum of the Total Obligations and the aggregate principal amount and any accrued interest (the "SVB Amount") outstanding under the Borrower's credit facility with Silicon Valley Bank, or any refinancing or modification thereof, shall not exceed $6,000,000; (iv) except as expressly provided in this Section 2.2(a), no Closing
             --
Date may occur less than 14 calendar days following the immediately preceding Closing Date, if any; (v) except as expressly provided in this Section 2.2(a), a
                       -
Closing Notice with respect to a Closing Date may not be delivered less than 5 Business Days prior to such Closing Date; (vi) no Closing shall occur following
                                           --
February 28, 1999; provided further if the Borrower is obligated to deposit
                   --------
$850,000 (the "Settlement Deposit") in escrow in connection with the execution
               ------------------
and delivery of a memorandum of understanding relating to the Settlement satisfactory in form and substance to Lender and its counsel, the Borrower may specify a Closing Date in a Closing Notice not less than 5 Business Days following such notice to borrow from the Lender, and the Lender shall, subject to subsection 2.2(a)(iii) and (iv), lend to the Borrower, the Settlement Deposit in accordance with subsection 7.3 hereof. Borrower shall give notice to Silicon Valley Bank prior to each Closing Date of the Closing Amount and the Total Obligations.

      (b) Each Closing shall take place at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York, at 11:00 a.m. (New York time) on the Closing Date. At each Closing, the Borrower shall deliver to the Lender a promissory note, in the form of Exhibit A hereto, with respect to the Closing Amount (each delivered note, a "Promissory Note"). If on any Closing Date the
                                ---------------
Borrower shall fail to borrow from the Lender the amount specified in the relevant Closing Notice as provided herein, or if at any Closing any of the conditions to such Closing specified in Section 6 shall not have been fulfilled to the satisfaction of the Lender, or waived by the Lender, the Lender shall, at its election, be relieved of all further obligations to advance any funds hereunder, without thereby waiving any other rights it may have by reason of such failure or nonfulfillment.

      (c) Upon the execution of this Agreement, that certain Promissory Note, dated September 23, 1998, pursuant to which the Borrower borrowed $500,000 from the Lender and which is attached as Exhibit B hereto (the "Initial Note"), shall
                                                           ------------
be deemed for purposes of this Agreement to be a Loan made pursuant to this Agreement and any reference to "Loan", "Promissory Note", "Closing Amount" or "Borrower Obligations" shall be construed to include such Initial Note, the amount advanced thereunder and/or the obligations of the Borrower thereunder, as the context requires, and the amounts loaned pursuant to the Initial Note shall be deemed to have been loaned under this Agreement as part of the Committed Amount.

                     SECTION 3.  PAYMENT OF LOAN; INTEREST;
                                    TRANSFER

       3.1  Repayment of the Loans.  The outstanding Loans and all accrued
            ----------------------
interest thereon shall be payable forthwith upon written demand from the Lender to the Borrower, provided that, except upon the occurrence of an Event of
                 --------
Default, the Lender shall not make such demand unless and until either the Merger Agreement, dated as of the date hereof, among Borrower, Gretag Imaging Group, Inc. and Gretag Acquisition Corp. (the "Merger Agreement") shall have
                                               ----------------
been terminated (for whatever reason) or the Merger shall have occurred.

       3.2  Interest.  (a)  The Borrower shall pay interest to the Lender on the
            --------
unpaid principal amount of each Closing Amount from the Closing Date with respect to such Closing Amount until the full payment thereof, payable upon written demand in accordance with Section 3.1, at an interest rate per annum equal to 8.5% per annum.

      (b) If all or a portion of (i) the principal amount of the Loan, (ii) any
                                  -                                     --
interest payable thereon or (iii) any other amount payable hereunder shall not
                             ---
be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest from the date such amount is due until such amount is paid in full, at an interest rate per annum equal to the lesser of (a) 1.5 times the interest rate then payable to the Borrower in accordance with Section 3.2(a) with respect to the amount so unpaid and (b) the maximum
                                                              -
amount permitted by law.

       3.3  Terms of Payment.  (a)  The Borrower shall cause to be paid all sums
            ----------------
with respect to the Loan, whether on account of principal, interest, fees or otherwise, to the account of the Lender specified in subsection 11.11 or as otherwise specified in writing by the Lender from time to time.

      (b) All payments to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made in U.S. Dollars prior to 11:00 A.M., New York time, on the due date thereof.

      (c) The Borrower shall make all payments hereunder regardless of any right of set-off, defense or counterclaim, including, without limitation, any defense or coun terclaim based on (i) any law, rule or policy which is now or hereafter
                            -
promulgated by any Governmental Authority and which may adversely affect the Borrower's obligation to make, or the right of the Lender to receive, such payments, and (ii) any other similar events impeding, preventing or delaying the
               --
parties hereto or any other Person from performing their respective obligations hereunder or under any other contract or agreement.

      (d) Any amounts paid by or on behalf of the Borrower to the Lender under this Agreement shall be applied as follows: first to the payment in full of all
                                             -----
obligations then due under this Agreement other than those in respect of principal of and interest on the Loans, second to the payment in full of accrued
                                        ------
and unpaid interest on the Loans, and third to the payment of principal of the
                                      -----
Loans in inverse order of the Closing Dates thereof.

       3.4  Computation of Interest and Fees.  (a)  Interest shall be calculated
            --------------------------------
on the basis of a 360-day year for the actual days elapsed.

      (b) Each determination of an interest rate by the Lender pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower in the absence of manifest error.

       3.5  Indemnity.  The Borrower agrees to indemnify the Lender and its
            ---------
successors and assigns and to hold the Lender and its successors and assigns harmless from any loss or expense which the Lender or its successors and assigns may sustain or incur as a con sequence of (a) failure of the Borrower to borrow
                                            -
the amount specified in the Closing Notice after the Borrower has delivered the Closing Notice, or (b) any prepayment by the Borrower of principal of or
                    -
interest on the Loan, or any fee or other amount due hereunder upon acceleration after an Event of Default or pursuant to any other provision of this Loan Agreement.

       3.6  Optional Prepayment.  The Borrower may prepay the Loan in whole or
            -------------------
in part at any time, without penalty but with interest to the date of prepayment.

       3.7  Termination of Committed Amount.  Upon any prepayment hereunder the
            -------------------------------
Committed Amount shall be terminated forthwith.


                        SECTION 4.  PLEDGE OF COLLATERAL

       4.1  Pledge of Collateral.  As security for the complete and punctual
            --------------------
satisfaction by the Borrower of the Borrower Obligations, the Borrower hereby pledges, assigns, hypothecates, transfers and delivers to the Lender all of the outstanding shares of capital stock (the "O-Sub Shares") of Onyx Graphics
                                          ------------
Corporation ("O-Sub") and any proceeds therefrom and all other or additional
              -----
stock or securities or property paid or distributed in respect of such shares by way of (i) dividend or other distribution, (ii) stock split, spin off, split-up,
        -                                   --
reclassification, combination of shares or other corporate rearrangement and

(iii) any consolidation, merger, exchange of stock, conveyance of assets,
----
liquidation or other corporate reorganization (together with the O-Sub Shares, the "Collateral") and grants to the Lender a first lien on, and security
     ----------
interest in, the Collateral, provided, that if
                             --------
an Event of Default occurs, Lender exercises its remedies as set forth in
Section 8.2 and Lender becomes the owner of the O-Sub Shares, the account receivable on O-Sub's balance sheet from Borrower shall be canceled up to an aggregate amount of $1,500,000; provided, that in no event shall the net
                                --------
equity on O-Sub's balance sheet be less than $1,100,000.

       4.2  Delivery of Collateral.  All certificates or instruments
            ----------------------
representing or evidencing the Collateral shall be delivered to and held by the Lender as secured party or its designee until such time as the Borrower Obligations have been satisfied in full.

       4.3  Further Assurances.  The Borrower agrees that at any time, and from
            ------------------
time to time, the Borrower will promptly execute and deliver all further instruments and documents, and take all other action that may be necessary or desirable or that the Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise its rights and remedies hereunder.

       4.4  Voting Rights; Dividends, etc.  (a)  So long as no Event of Default
            -----------------------------
shall have occurred and be continuing, the Borrower shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral for any purpose not inconsistent with the terms of this Agreement or any Promissory Note issued hereunder.

      (b) So long as no Event of Default shall have occurred and be continuing, the Borrower shall be entitled to receive and retain any and all cash dividends paid in respect of the Collateral.

      (c) Upon the occurrence and during the continuance of an Event of Default
(i) all rights of the Borrower to exercise the voting and other consensual
 -
rights and to receive and retain dividends which it would otherwise be entitled to receive and retain pursuant to Section 4.4(a) and (b), respectively, shall cease, and all such rights shall thereupon become vested in the Lender who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and retain dividends and interest paid in respect of the Collateral, and (ii) all dividends which are received by the Borrower contrary
                 --
to the provisions of the preceding clause (i) shall be received in trust for the benefit of the Lender and shall be segregated from other funds of the Borrower and forthwith paid over to the Lender as Collateral in the same form as so received (with any necessary endorsement).

       4.5  Covenants of the Borrower.  Until the Borrower Obligations have been
            -------------------------
satisfied in full, the Borrower will not sell, assign, transfer, convey, or otherwise dispose of, or grant any option with respect to, the Collateral or create or permit to exist any Lien upon or with respect to the Collateral except to the Lender, its affiliates or any Person approved by the Lender or pursuant to the Asset and Subsidiary Stock Option Agreement, dated as of the date hereof, between the Borrower and Gretag Imaging Group, Inc. (the "Option Agreement").
      ----------------


           SECTION 5.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER

      To induce the Lender to enter into this Agreement and to make the Loan, the Borrower hereby represents and warrants to the Lender as of the date hereof, each Closing Date and the Stock Option Closing Date that:

       5.1  Corporate Status and Licensing.  The Borrower and each of its
            ------------------------------
Subsidiaries is a corporation duly organized and validly existing under the laws of the jurisdiction of incorporation or organization. The Borrower and each of its Subsidiaries has the corporate power and authority to own its property and to transact the business in which it is engaged or presently proposes to engage, and is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction in which the failure so to qualify or be licensed would have a material adverse effect on the Borrower or O-Sub.

       5.2  Corporate Power and Authority; Enforceable Obligations.  The
            ------------------------------------------------------
Borrower has all necessary power to execute, deliver and perform the terms and provisions of this Agreement, and the transactions contemplated hereby, and has taken all necessary internal action to authorize the execution, delivery and performance of this Agreement. This Agreement has been duly executed and delivered on behalf of the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms. The Borrower has furnished to the Lender complete and correct copies of its constitutive documents, and such constitutive documents are in full force and effect and have not been modified or amended.

       5.3  Compliance with Law and Other Instruments.  Neither the Borrower nor
            -----------------------------------------
any of its Subsidiaries is in default under any agreement that is material to O-Sub or Borrower to which it is a party, and neither the execution, delivery or performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms and provisions hereof, will contravene any provision of law, statute, rule or regulation to which the Borrower is subject, or any judgment, decree, franchise, order or permit applicable to the Borrower, or will conflict or will be inconsistent with or will result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of the Borrower or any of its Subsidiaries pursuant to, the terms of any indenture, mortgage, deed of trust, agreement or other instrument to which the Borrower or any such Subsidiary is a party or bound or to which they may be subject, or violate any provision of the constitutive documents of the Borrower or any such Subsidiary.

       5.4  Litigation.  Except as set forth on Schedule 5.4 hereto, there are
            ----------
no actions, suits or proceedings pending or, to the best of the Borrower's knowledge, threatened, against or affecting the Borrower or any of its Subsidiaries before any court, tribunal or before any governmental or administrative body or agency.

       5.5  Consents.  No consent of any other party (including, without
            --------
limitation, creditors of the Borrower) and no order, permission, consent, approval, license, autho rization, registration or validation of, or notice to or filing with, or exemption by, any Governmental Authority is required to authorize, or is required in connection with, the execution, delivery and performance by the Borrower of this Agreement, or the taking of any action contemplated hereby, including, without limitation, the pledge by the Borrower of the Collateral, the issuance and delivery of the Stock Option Shares pursuant to Section 10 or the validity or enforceability of this Agreement or, if any of the foregoing are required, they have been obtained and are in full force and effect and certified copies of which have been delivered to the Lender and to counsel to the Lender.

       5.6  Financial Information.  Except as set forth on Schedule 5.6, the
            ---------------------
audited financial statements of the Borrower and its Subsidiaries as of December 31, 1996 are, and, when filed with the SEC, the audited financials contained in the Pending Reports (the "Financial Statements") will be, including in each case
                          --------------------
the related schedules and notes, complete and correct in all material respects and fairly present the financial condition of the Borrower and its Subsidiaries as of the date[s] thereof and the results of their operations for the periods therein stated and have been prepared in accordance with generally accepted accounting principles in the jurisdiction in which the Financial Statements were prepared, consistently applied throughout the periods involved.

       5.7  Taxes, Assessments and Fees.  Each of the Borrower and its
            ---------------------------
Subsidiaries has filed or caused to be filed all U.S. federal income tax returns and all other material returns required to be filed, and have paid all taxes shown to be due and payable on said returns or on any assessments made against such Person or any of their respective proper ties, and all other taxes, assessments, fees or other charges imposed on such Person or any of their respective properties by any Governmental Authority; and no material tax liens or material liens with respect to any assessments, fees or other charges have been filed and, to the knowledge of such Person, no claims are being asserted with respect to any such taxes, assessments, fees or other charges.

       5.8  Capitalization.  Schedule 5.8 hereto contains the complete and
            --------------
correct description of the capitalization of the Borrower and O-Sub, including a list of all Persons owning the outstanding capital stock, stock options and instruments exchangeable or convertible into or exercisable for any capital stock of O-Sub, together with the quantities thereof held by each such Person. The O-Sub Shares are duly authorized, valid, issued, fully-paid and non-assessable.

      5.9  Accuracy of Information.  Neither this Agreement, nor any
           -----------------------
certificate or written statement of factual information furnished to the Lender by or on behalf of the Borrower in connection herewith, contains or will contain as of their respective dates any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements taken as a whole contained herein and therein not misleading.

      5.10  Absence of Default.  No Default or Event of Default has occurred and
            ------------------
is continuing.

      5.11  Obligations Pari Passu.  The Borrower Obligations rank at least pari
            ----------------------                                          ----
passu in right of payment with all its other indebtedness except that amounts
-----
owing under the SVB Facility, including additional amounts borrowed thereunder in accordance herewith and any accrued interest thereon, shall be prior in right of payment to the payment obligations of the Borrower hereunder.

      5.12  Withholding Tax.  There is no U.S. tax, levy, impost, deduction,
            ---------------
charge or withholding imposed, levied or made on or by virtue of the execution or delivery of this Agreement.

      5.13  Title to Properties.  Subject to subsection 4.2, the Borrower and
            -------------------
its Subsidiaries have good title to all of their respective properties and assets referred to in the Financial Statements (except properties and assets disposed of since the relevant date in the ordinary course of business).

      5.14  Material Adverse Change.  Except as described in Schedule 5.14,
            -----------------------
since December 31, 1996, there has been no occurrence or development resulting, or likely to result, in a material adverse effect on the Borrower or its Subsidiaries.

      5.15  Title to Collateral; First Priority Lien.  The Borrower is the legal
            ----------------------------------------
and beneficial owner of the Collateral free and clear of any Lien except for the Lien created by this Agreement and by the Option Agreement. The pledge of the Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Borrower Obligations.

      5.16  Authorized Stock.  The Borrower has taken all necessary corporate
            ----------------
and other action to authorize and reserve for issuance and to permit it to issue and deliver, and, has reserved for issuance, such number of shares of Borrower Common Stock necessary for delivering the Stock Option Shares upon the exercise of the Stock Option. The authorized capital stock of the Company is sufficient to permit the issuance of enough shares to consummate the exercise of the Stock Option pursuant to Section 10. The Stock Option Shares, upon issuance, will be duly and validly issued, fully paid and nonassessable, will be delivered free and clear of any and all Liens and will not give rise to any preemptive rights on the part of any Person. Upon issuance of the Stock Option Shares, the holder of such Stock Option Shares shall have the same rights (including, without limitation, voting rights) as the existing holders of Borrower Common Stock.


                        SECTION 6.  CONDITIONS PRECEDENT

      The agreement of the Lender to disburse any Closing Amount is subject to the satisfaction or waiver by the Lender, immediately prior to or concurrently with the Closing Date with respect to such Closing Amount, of the following conditions precedent:

       6.1  Borrower Approval.  All necessary internal approval on the part of
            -----------------
the Borrower and all necessary or appropriate permits, approvals, authorizations, consents and waivers from creditors of the Borrower shall have been received in connection with the execution of this Agreement, and the consummation of the transactions contemplated hereby (including, without limitation, any necessary powers-of-attorney).

       6.2  Documentation.   The Lender shall have received this Agreement and
            -------------
the Promissory Note(s), executed and delivered by a duly authorized officer of the Borrower. Each of this Agreement and the Promissory Note(s) shall be in form and substance satis factory to the Lender, shall be in full force and effect and shall be in accordance with the requirements of all applicable law.

       6.3  Changes, Etc.  Except as described in Schedule 5.14, since December
            ------------
31, 1996, there shall have been no occurrence or development resulting, or likely to result, in a material adverse effect on the Borrower or its Subsidiaries (it being expressly understood that the transactions contemplated by this Agreement shall not be deemed to have a material adverse effect on Borrower or its Subsidiaries), and the Borrower shall have delivered to the Lender an Officer's Certificate, dated as of the Closing Date, certifying that the condition set forth in this subsection has been fulfilled.

       6.4  Corporate Proceedings of the Borrower.  The Lender shall have
            -------------------------------------
received evidence, in form and substance satisfactory to the Lender, that all necessary corporate and other approval on the part of the Borrower was taken with respect to (a) the execution, delivery and performance of this Agreement,
                 -
and (b) the transactions contemplated hereunder, certified by an authorized
     -
officer of the Borrower as of a date not earlier than ten days prior to the Closing Date, which certificate shall be in form and substance satisfactory to the Lender and shall state that the evidence thereby certified have not been amended, modified, revoked or rescinded; provided that in the case of a Closing
                                         --------
Date occurring as of the date hereof, the notice period specified in clause (b) of this subsection shall be waived by the Lender.

      6.5  Borrower Incumbency Certificate.  The Lender shall have received a
           -------------------------------
certificate of the Borrower, as to the incumbency and signature of the officers of the Borrower executing this Agreement, satisfactory in form and substance to the Lender, executed by an authorized officer of the Borrower.

      6.6  Representations and Warranties.  Each of the representations and
           ------------------------------
warranties made by the Borrower in or pursuant to this Agreement shall be true and correct in all material respects on and as of the Closing Date as if made on and as of the Closing Date.

      6.7  Performance; No Default.  The Borrower shall have performed and
           -----------------------
complied in all respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and at the Closing, and after giving effect to the consummation of the transactions contemplated hereby, no condition or event shall exist which constitutes a Default or Event of Default under this Agreement.

      6.8  Governmental Approvals.  Each order, permission, consent, approval,
           ----------------------
license, authorization, or validation of, or notice to or filing with, or exemption by, any Governmental Authority which is required to authorize, or is required in connection with, the execution, delivery and performance by the Borrower or the Lender of this Agreement or the taking of any action contemplated hereby shall have been made or obtained, and each such order, permission, consent, approval, license, authorization, registration, validation, notice, filing and exemption shall be in full force and effect.

      6.9  Legal Opinions.  The Lender shall have received executed opinions,
           --------------
addressed to the Lender and dated the Closing Date, from Venture Law Group covering such matters incident to the transactions contemplated by this Loan Agreement as the Lender may reasonably require.

      6.10 Compliance Certificate.  The Borrower shall have delivered to the
           ----------------------
Lender an Officer's Certificate, dated the Closing Date, certifying that the conditions specified in this Section 6 have been fulfilled.

      6.11 Security Arrangements.  The Lender shall have a duly perfected first
           ---------------------
priority security interest in the Collateral.

      6.12 Option Agreement.  The Option Agreement shall not have been
           ----------------
terminated.

      6.13 Additional Matters.  All proceedings in connection with the
           ------------------
documents contemplated hereby and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Lender and to counsel to the Lender, and the Lender and counsel to the Lender shall have received counterpart originals or certified or other types of copies of all such documents and legal opinions in respect of any aspect or con sequence of the transactions contemplated hereby as it shall reasonably request.


                             SECTION 7.  COVENANTS

      The Borrower covenants that, from the date hereof and for so long as any amount of principal of or interest on the Loans is outstanding and owing to the Lender hereunder, or any other sum is outstanding and owing to the Lender hereunder:

       7.1  Senior Obligations.  The Borrower shall ensure that the Borrower
            ------------------
Obligations under this Agreement at all times rank at least pari passu with all
                                                            ---- -----
other present and future indebtedness of the Borrower except that amounts owing under the Borrower's credit facility (the "SVB Facility") with Silicon Valley
                                           ------------
Bank, including additional amounts borrowed thereunder and accrued interest thereon in accordance herewith, shall be prior in right of payment to the payment obligations of the Borrower hereunder. The Borrower shall not effect any additional borrowing under the SVB Facility if the aggregate amount of principal and accrued interest owing under the SVB Facility, after giving effect to such borrowing, plus the aggregate amount of principal and accrued interest owing hereunder, would exceed $6,000,000. To the extent it is deemed to be necessary, the Lender and Silicon Valley Bank will negotiate in good faith a debt and subordination agreement mutually satisfactory to the Lender and Silicon Valley Bank in each party's sole discretion.

       7.2  Limitation of Liens. The Borrower shall not create or permit to
            -------------------
subsist any Lien upon the whole or any part of the O-Sub Shares or proceeds thereof (except Liens created by this Agreement or the Option Agreement).

       7.3  Use of Proceeds.  Unless otherwise agreed to by Lender in writing,
            ---------------
Borrower hereby covenants that if the Settlement Deposit is advanced to the Borrower pursuant to this Agreement on any Closing Date, such Settlement Deposit shall be used solely to make the necessary deposit of $850,000 in escrow in connection with the execution and delivery of a memorandum of understanding relating to the Settlement. If requested by the Lender, Lender shall pay on behalf of Borrower the Settlement Deposit directly to the escrow account established for the purposes of such deposit. The Borrower shall use all other proceeds of the Loan solely to meet such of its current payment obligations in the ordinary course of business which cannot be met from other funds available to the Borrower.

       7.4  Constitutive Documents; Preservation of Existence, Etc.; Conduct of
            -------------------------------------------------------------------
Business.  The Borrower shall not permit any provision of the constitutive
--------
documents of
it or any of its Subsidiaries to be amended without the written consent of the Lender if such amendment would directly or indirectly prevent the Borrower from performing, or materially adversely affect its ability to perform, its obligations under this Agreement. The Borrower shall at all times preserve and keep in full force and effect, and cause each of its Subsidiaries to preserve and keep in full force and effect, its existence as a company and its rights and franchises. The Borrower shall, and shall cause each of its Subsidiaries to, comply with all contractual obligations binding on it or its property and Applicable Law.

       7.5  Compliance with Applicable Law.  The Borrower shall, and shall cause
            ------------------------------
each of its Subsidiaries to, timely comply with all Applicable Law and shall, and shall cause each of its Subsidiaries to, procure, maintain and comply with all permits, licenses and other authorizations required for the conduct of its business except where the failure to do so would have only a de minimis effect
                                                             -- -------
on the Borrower and its Subsidiaries, taken as a whole.

       7.6  Notices.  The Borrower will promptly give notice to the Lender of:
            -------

      (a) the occurrence of any Default or Event of Default; and

      (b) any (i) default or event of default under any contractual obligation
               -
   of the Borrower or any of its Subsidiaries or (ii) litigation, investigation
                                                  --
   or proceeding which may exist at any time involving the Borrower or any of its Subsidiaries.

       7.7  Further Assurances.  The Borrower, at its own cost, expense and
            ------------------
liability, shall cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as may from time to time be necessary in order to protect the Lender's rights under this Agreement, including, without limitation, the exercise of the Stock Option, and otherwise as may reasonably be requested by the Lender in order to carry out the intent and purposes of this Agreement and the transac tions contemplated hereby.

       7.8  Sale; Merger.  Except pursuant to the Merger Agreement or the Option
            ------------
Agreement, neither the Borrower nor any of its Subsidiaries shall enter into any merger or consolidation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or lease, convey, sell, assign, transfer or otherwise dispose of, in a single transaction or a series of related transactions, a material portion of its property, business or assets, or make any material change in its present method of conducting business.

       7.9  Appointment as Attorney-in-Fact.  Borrower hereby irrevocably
            -------------------------------
constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as Borrower's attorney-in-fact, with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or otherwise, from time to time in the Lender's discretion, to execute and deliver any and all bills of sale, assignments or other instruments which the Lender may deem necessary or advisable to effectuate any sale, transfer, assignment or delivery in exercise of any or all of the remedies hereunder whether pursuant to power of sale or otherwise, and to take any other action to accomplish the purposes of this Agreement, including, without limitation, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipt for moneys due and to become due under or in connection with the Collateral, to receive, endorse, and collect any drafts or other instruments, documents and chattel paper in connection therewith, to file any claims or take any action or institute any proceedings which the Lender may deem to be necessary or desirable for the collection thereof, Borrower hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. Nevertheless, if so requested by the Lender or any purchaser, Borrower shall ratify and confirm any such sale, assignment, transfer or delivery by executing and delivering to the Lender or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

       7.10 Maintenance of Shares.  Prior to the Stock Option Closing Date, the
            ---------------------
Borrower shall not, and shall cause its Subsidiaries not to, take any action that could reasonably be expected to result in the representations and warranties of the Borrower set forth in subsection 5.16 in this Agreement becoming untrue.


                         SECTION 8.  EVENTS OF DEFAULT

       8.1  Events of Default.  If one or more of the following events shall
            -----------------
have occurred (whatever the reason for such event and whether it shall be voluntary or invol untary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

       (a) Non-payment.  The Borrower fails to pay any principal of or any
           -----------
   interest on the Loan or any other amount payable by the Borrower under this Agreement, as and when the same shall become due and payable, whether at stated maturity, by man datory prepayment, by acceleration or otherwise; and such default, if due to any technical or administrative error, is not remedied within five days;

       (b) Breach of Other Obligations.  Any of the representations and
           ---------------------------
   warranties of Borrower hereunder proves to have been incorrect in any material respect or the Borrower defaults in performance or observance of, or compliance with, any of its other obligations set out in this Agreement, or any Promissory Note, which default is incapable of remedy or, if such default is in the reasonable opinion of the Lender capable of remedy, is not in the reasonable opinion of the Lender remedied within 30 days after notice of such default shall have been given to the Borrower by the Lender, or any representation or warranty referred to in section 5 hereof proves to have been incorrect or untrue in any material respect when made or deemed made;

       (c) Involuntary Bankruptcy.  Any decree or order by a court of competent
           ----------------------
   jurisdiction shall have been entered (and such decree or order shall have continued undischarged or undismissed and unstayed for a period of at least 60 days) (i) ad judging the Borrower bankrupt or insolvent, (ii) constituting
             -                                                  --
   an order for relief with respect to the Borrower in any involuntary bankruptcy or insolvency case, (iii) ap proving as properly filed a petition
                                   ---
   seeking reorganization of, or an arrangement or adjustment with respect to, the Borrower under any applicable bankruptcy or insolvency law, or (iv)
                                                                       --
   appointing a receiver, custodian, liquidator or trustee or assignee in the bankruptcy, liquidation, reorganization or insolvency of the Borrower or of any of its properties; or

       (d) Voluntary Bankruptcy.  The Borrower or any of its Subsidiaries
           --------------------
   initiates or consents to proceedings relating to it under any bankruptcy, reorganization, in solvency, moratorium, intervention law or law with similar effect, or under any other law for the relief of, or relating to, debtors, or makes or enters into a conveyance, assignment, arrangement, or composition with or for the benefit of its creditors or appoints or applies for the appointment of an administrator, receiver, trustee, in tervenor, or assignee for the benefit of creditors (or other similar official) to take possession or control or a substantial part of all of its undertaking or assets, or takes any proceeding under any law for a readjustment or deferment of its indebtedness or any part of it;

(x) the Lender may by notice to the Borrower declare the Commitment to be terminated forthwith; whereupon the Commitment shall immediately terminate; or

(y) the Lender may by notice to the Borrower, declare the outstanding principal amount of the Loan (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable.

       8.2  Remedies on Default, Etc.  Subject to subsection 8.3, (a) if an
            ------------------------
Event of Default shall occur and be continuing, the Lender may exercise, in addition to all other rights and remedies granted to it in this Agreement, all rights and remedies of a secured party under the applicable Uniform Commercial Code or any other applicable law. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Lender, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity is hereby waived or released. The Lender shall apply the net proceeds of any action taken by it pursuant to this Section, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Borrower Obligations, first, to the payment of any Borrower Obligations other than principal or
-----
interest, second, to the payment of all interest accrued on the Loans, and
          ------
third, to the payment of the outstanding principal of the Loans, in inverse
-----
order of the dates on which such Loans were advanced, and only after such application and after the payment by the Lender of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Lender account for the surplus, if any, to the Lender. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Lender arising out of the exercise by them of any rights hereunder, except to the extent arising as a result of the gross negligence or willful misconduct of the Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

      (b) Upon the occurrence of any Event of Default, the Lender's remedies shall be, to the fullest extent of the law, cumulative, and no right, power or remedy conferred by this Agreement upon the Lender shall be exclusive of any right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. In case of a default in the payment of any principal of or interest on the Loan, the Borrower shall pay to the Lender such further amount as shall be sufficient to cover all losses, expenses, liabilities or costs actually sustained or incurred by the Lender as a result of such Event of Default. No course of dealing and no delay on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise prejudice the Lender's rights, powers or remedies.

      (c) Notwithstanding any provision of this Agreement to the contrary, this Agreement, and the pledge of the Collateral hereunder, in no way limit, modify or amend the rights of the Borrower pursuant to the Option Agreement, including, without limitation, the right of the Borrower to exercise the Inkjet Option or the Subsidiary Stock Option at such price determined thereunder.

       8.3  Exercise of Remedies.  In the event that the Merger Agreement has
            --------------------
been terminated, prior to exercising any remedies hereunder the Lender shall seek repayment of outstanding amounts hereunder through the exercise of either the Inkjet Option or the Subsidiary Stock Option and shall not exercise such remedies unless and until (a) the Lender is unable to exercise either such
                           -
option by reason of any temporary restraining order, preliminary or permanent injunction or other similar prohibition being in effect, or by reason of any statute, rule, regulation or order having been enacted or entered which would make such exercise illegal or of which such exercise would constitute a violation; or (b) the Lender has otherwise been unable to exercise one or the
               -
other of such options in accordance with the Option Agreement by the date designated for closing thereunder in the absence of breach on the part of the Lender thereunder.


                               SECTION 9.  TAXES

       9.1  Excluded Taxes.  Any and all payments by the Borrower under this
            --------------
Agreement (including, without limitation, all payments of principal, interest, premium and fees) shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges, fees, duties or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by the United States (or any political subdivision or taxing authority of the United States), or any related surcharge, penalties, interest or expenses (all such taxes, levies, imposts and charges and all such deductions, withholdings, penalties, interest and liabilities being "Excluded Taxes"), unless such deduction or withholding is
                   --------------
required by applicable law.

       9.2  Additional Amounts; Indemnified Taxes.  If any deduction or
            -------------------------------------
withholding of Excluded Taxes is required by law to be made from or in respect of any sum payable hereunder or in respect of the Loan (or if the Borrower is required by law to make, or otherwise makes, any direct payment to any Governmental Authority on account of Excluded Taxes):

      (a) the Borrower shall pay to the Lender such additional amount as may be necessary so that after all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this sec tion) the Lender receives on the due date thereof an amount equal to the sum it would have received had no such deductions or withholdings been made;

      (b) the Borrower shall make such deductions or withholdings (or direct payment);

      (c) the Borrower shall pay the full amount deducted or withheld to the relevant Governmental Authority before penalties attach thereto or interest accrues thereon (but if any such penalties or interest accrues, the Borrower shall pay such amounts when due to the appropriate Governmental Authority); and

      (d) the Borrower shall furnish, promptly after the date of such withholding or deduction (or direct payment), to the Lender, in respect of which such deductions (or payments) are made, an original certificate of the official receipt issued by such Authority confirming the payment to such Authority of all amounts required to be deducted or paid;

provided that no such additional amounts shall be payable for or on account of
--------
net income taxes imposed on the Lender by reason of the receipt of payments under this Agreement (Excluded Taxes, other than such net income taxes, known herein as "Indemnified Taxes"); provided further however that Section 9.2(a)
           -----------------    -------- -------
shall not apply in the case of any assignment of a Loan or any portion thereof after the date hereof by the Lender to any assignee that is not entitled to a zero rate of withholding with respect to interest pursuant to an applicable tax treaty or other provision of law.

       9.3  Other Taxes.  The Borrower shall pay any and all present or future
            -----------
stamp, value added, transfer, capital, documentary, and excise taxes and other similar charges or levies, including interest and penalties with respect thereto, by reason of the preparation, execution, issuance, delivery, amendment, supplement, waiver, modification or enforcement of this Agreement or any document contemplated hereby ("Other Taxes").
                               -----------


                           SECTION 10.  STOCK OPTION

       10.1 Grant of Stock Option.  (a)  Subject to the terms and conditions set
            ---------------------
forth herein, the Borrower hereby grants to Purchaser an irrevocable option (the "Stock Option") to purchase such number of shares of the Borrower's common
 ------------
stock, par value $0.001 per share ("Borrower Common Stock") determined pursuant
                                    ---------------------
to Section 10.1(b).

      (b) The number of shares (the "Stock Option Shares") of Borrower Common
                                     -------------------
Stock to be sold to the Purchaser upon exercise of the Stock Option shall be the number of shares such that (a) the ratio of (i) the number of Stock Option
                            -                -
Shares to (ii) the sum of the number of Stock Option Shares and 10,226,744, is
           --
equal to (b) the ratio of (i) the Stock Option Consideration to (ii) the sum of
          -                -                                     --
the Stock Option Consideration plus $13,314,248.50.

      (c) In the event of any change in Borrower Common Stock by reason of a stock dividend, split-up, merger, recapitalization, combination, exchange of shares, or similar transaction, the type and number of the Stock Option Shares shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction, so that the Lender shall receive upon exercising the Stock Option the number and class of shares that Lender would have received in respect of Borrower Common Stock if the exercise of the Stock Option had been consummated immediately prior to such event or the record date therefor, as applicable.

       10.2 Exercise of Stock Option.  (a)  Lender may exercise the Stock
            ------------------------
Option, at any time by providing to the Company a written notice (the date of which being herein referred to as the "Stock Option Notice Date") to that effect
                                       ------------------------
specifying the amount of consideration (the "Stock Option Consideration") to be
                                             --------------------------
paid, which shall not exceed the greater of $5,000,000 and the Outstanding Note Obligations, and a date not earlier than two Business Days from the Stock Option Notice Date for the closing of the purchase of the Stock Option Shares. The parties hereto agree and acknowledge that upon exercise of the Stock Option and payment of the Stock Option Consideration, such Stock Option Consideration shall be deemed to be additional purchase price for the equity of the Company.

      (b) The Lender shall pay the Stock Option Consideration by the cancellation of, in the following order, in an aggregate amount up to the Stock Option Consideration: first, any obligations of the Borrower other than those in
                      -----
respect of principal of and interest on any outstanding Loans, second any
                                                               ------
accrued interest on any outstanding Loans through the date of such cancellation and third any outstanding principal under the Loans (cancelled in inverse order
    -----
of the Closing Dates thereof) (together the "Outstanding Note Obligations"), the
                                             ----------------------------
balance, if any, of such Stock Option Consideration to be paid in cash.

       10.3 Stock Option Closing.  (a)  The closing of the purchase of the Stock
            --------------------
Option Shares (the "Stock Option Closing") shall take place at 10:00 a.m., New
                    --------------------
York City time at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022 on the date specified by Lender in the Stock Option Notice (or such other date upon which the parties hereto may mutually agree) (the

"Stock Option Closing Date").
--------------------------

      (b)   At the Stock Option Closing:

            (1) the Borrower shall issue and deliver or cause to be delivered to the Lender or its designee the Stock Option Shares in the form of a stock certificate or certificates therefor in good form for delivery and free and clear of all Liens, registered in the name of the Lender or its designee; and

            (2) the Lender shall (A) deliver or cause to be delivered to the
                                  -
      Borrower such instruments, in form and substance reasonably satisfactory to the Borrower, as are necessary or appropriate in the reasonable judgment of the Borrower to effect the cancellation of the Outstanding Note Obligations in an aggregate amount up to the Stock Option Consideration and (B) deliver or cause to be delivered the excess of the
                         -
      Stock Option Amount over such Outstanding Note Obligations, if any, in immediately available funds by wire transfer to the account of the Borrower specified in subsection 11.11.

      (c) Certificates for the Stock Option Shares delivered at the Stock Option Closing shall have typed or printed thereon a restrictive legend which shall read substantially as follows:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."


                           SECTION 11.  MISCELLANEOUS

       11.1 Amendments and Waivers.  Neither this Agreement nor any terms hereof
            ----------------------
may be amended, supplemented, modified or waived other than pursuant to a written instrument executed by the Lender. The Lender may, from time to time,

(a) enter into with the Borrower written amendments, supplements or
--
modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of the Lender or of the Borrower hereunder or (b) waive by an instrument, on such terms and conditions as the Lender may
    -
specify in such instrument, any of the requirements of this Agreement or any Default or Event of Default and its consequences. In the case of any waiver, the Borrower and the Lender shall be restored to their former positions and rights hereunder, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

       11.2 Notices.  Any notice required to be given hereunder shall be
            -------
sufficient if in writing, and sent by facsimile transmission (with a confirmatory copy sent by overnight courier), by courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid), addressed as follows:

If to Lender: Gretag Imaging Group, Inc.    If to the Borrower:  Raster Graphics, Inc.
              c/o Gretag Imaging, Inc.                           3025 Orchard Parkway
              2070 Westover Road                                 San Jose, CA  95134
              Chicopee, MA 01022
Telephone:    (413) 593-6900                Telephone:    (408) 232-4000
Facsimile:    (413) 788-0940                Facsimile:    (408) 232-4100
Attention:    William Recker                Attention:    Rakesh Kumar

With a copy to:

Gretag Imaging Holding AG
Althardstrasse 70
CH-8105 Regensdorf Switzerland
Telephone:  (011-411) 842-2092
Facsimile:  (011-411) 842-2411
Attention:  Dr. Eduard Brunner

With a copy to:                             With a copy to:

Debevoise & Plimpton                        Venture Law Group
875 Third Avenue                            2800 Sand Hill Road
New York, New York  10022                   Menlo Park, CA 94025
Telephone:    (212) 909-6000                Telephone:    (650) 854-4488
Facsimile:    (212) 909-6836                Facsimile:    (650) 854-1121
Attention:    Christopher Smeall, Esq.      Attention:    Edmund S. Ruffin, Jr., Esq.

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so telecommunicated, personally delivered or mailed.

       11.3 No Waiver; Cumulative Remedies.  No failure to exercise and no delay
            ------------------------------
in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

       11.4 Survival of Representations and Warranties.  All representations and
            ------------------------------------------
warranties made hereunder, and in any document, certificate or statement delivered
pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loan or the exercise of the Stock Option hereunder; provided the representations and warranties shall not
                        --------
survive the first anniversary of the Stock Option Closing Date.

       11.5 Payment of Expenses and Taxes.  The Borrower agrees (a) to pay or
            -----------------------------                        -
reim burse the Lender for all its costs and expenses incurred in connection with the enforce ment or preservation of any rights under this Agreement and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel and (b) to pay, indemnify, and hold the Lender harmless
                              -
from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, ex penses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any such other documents (all the foregoing in this clause (b), collectively, the "Indemnified
                                                          -----------
Liabilities"), provided that the Borrower shall have no obligation hereunder to
-----------
the Lender with respect to the Indemnified Liabilities arising from the gross negligence or willful misconduct of the Lender. The agreements in this subsection shall survive repayment of the Loan and all other direct amounts payable hereunder.

       11.6 Successors and Assigns; Assignments.   This Agreement shall be
            -----------------------------------
binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. The Lender may assign or transfer any of its rights or obligations under this Agreement to an affiliate; the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

       11.7 Severability.  Any provision of this Agreement which is prohibited
            ------------
or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

       11.8 Integration.  This Agreement, the Promissory Notes, if issued, the
            -----------
Option Agreement and the Merger Agreement represent the complete and integrated agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to subject matter hereof not expressly set forth or referred to herein.

       11.9 CONSENT TO JURISDICTION.  THE BORROWER HEREBY IRREVOCABLY AND
            -----------------------
UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF

OR RELATING TO THIS AGREEMENT, AND THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETER MINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT AND ANY RIGHT OF JURISDICTION ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF THE BORROWER.

      11.10 Right to Set-Off.  Any deposits or other sums at any time credited
            ----------------
or due from Borrower may be applied to, or set off against, the Lender's obligations to the Borrower under this Agreement, at any time after the occurrence and during the continuance of any Event of Default.

      11.11 Payments.  All payments to be made under this Agreement shall be
            --------
made in U.S. Dollars, by wire transfer of immediately available funds, to:

      If to the Borrower:
      ------------------

         Account No. 0103161970
                     ----------
         Silicon Valley Bank
         3003 Tasman Drive
         Santa Clara, CA  95054

      If to the Lender:
      ----------------

         Account No.  26881373
                      --------
         Bank of Boston
         1350 Main Street
         Springfield, MA 01103

Each party shall promptly notify the other in the manner provided herein of any change in their respective payment information set forth in this section,

provided that such change shall not be effective until the fifth Business Day
--------
following receipt by the other party.

      11.12 No Partnership; Etc.  Nothing contained in this Agreement shall be
            -------------------
deemed or construed to create a partnership, tenancy-in-common, joint tenancy or joint venture between the Lender and the Borrower or any other Person. The Lender shall not be in any way responsible or liable for the debts, losses, obligations or duties of the Borrower or any other Person with respect to this Agreement or otherwise.

      11.13 Enforcement of Agreement.    The parties hereto agree that
            ------------------------
irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

      11.14 GOVERNING LAW.  THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF
            -------------
THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS RULE OF SUCH STATE.

      11.15 WAIVERS OF JURY TRIAL.  THE BORROWER AND THE LENDER HEREBY
            ---------------------
IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

      11.16 Counterparts.  This Agreement may be executed by the parties hereto
            ------------
in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, of the parties hereto.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                               RASTER GRAPHICS, INC.


                               By: /s/ Rak Kumar
                                  ------------------------
                                  Name:  Rak Kumar
                                  Title: President and CEO


                              GRETAG IMAGING GROUP, INC.


                              By: /s/ Dr. Eduard Brunner
                                  ------------------------
                                  Name:  Dr. Eduard Brunner
                                  Title: Treasurer

                                                                       Exhibit A
                                                       Loan and Pledge Agreement




                            FORM OF PROMISSORY NOTE

                              RASTER GRAPHICS INC.

                                PROMISSORY NOTE



No. 2
U.S.[$     ]                                                      ________, 199_


      SPECTRUM, a corporation organized under the laws of the state of Delaware (the "Borrower"), for value received hereby unconditionally promises to pay, ON
      --------
DEMAND by the Lender (in accordance with the terms and conditions of the Loan Agreement), to the order of Gretag Imaging Group, Inc. (the "Lender") the
                                                             ------
principal amount of [           ] Dollars (U.S.$[     ]), with accrued interest
(computed on the basis of a 360-day year for the actual number of days, including the first day but excluding the last day, occurring in the period for which interest is payable) on the unpaid portion of such principal amount for the period commencing on the date hereof until such principal amount shall become due and payable, at the rate per annum specified in the Loan Agreement. Any payment of principal or accrued interest payable hereunder which is not paid when due, shall bear interest from the due date until paid in full at the rate per annum specified in the Loan Agreement for such late payments.

      Payments of principal and accrued interest on this Promissory Note shall be made in lawful money of the United States of America at the place specified in the Loan Agreement or otherwise specified by the Lender with five business days' written notice to the Company.

      This Promissory Note is one of the Company's Notes due on demand (the "Promissory Notes") issued pursuant to that certain Loan and Pledge Agreement,
-----------------
dated October 5, 1998 between Borrower and Lender (as the same may be amended from time to time, the "Loan Agreement"). The Lender is entitled to the
                        --------------
benefits of the Loan Agreement and may enforce the agreements of the Company contained therein and exercise the rights and remedies provided for thereby or otherwise available in respect thereof.

      The Borrower hereby waives presentment, demand, protest, dishonor and notice of any kind in connection with this Promissory Note.

      This Promissory Note may be assigned by the Lender to an affiliate, but may not be assigned by the Borrower without the prior written consent of the Lender. This Promissory Note shall bind the successors and permitted assigns of the undersigned.

      This Promissory Note is deemed to be made and delivered in New York, New York and shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws and rules of such state.


      IN WITNESS WHEREOF, the undersigned has duly executed this Promissory Note as of the date and year first above written.


                              RASTER GRAPHICS, INC.

                              _________________________
                              By:
                              Title:



                                       2